2023 Investor Presentation www.OrthoPediatrics.com

22 0 2 3 / / Disclaimer Forward-Looking Statements All statements, other than statements of historical facts, contained in this quarterly report, including statements regarding our business, operations and financial performance and condition, as well as our plans, objectives and expectations for our business, operations and financial performance and condition, are forward-looking statements. You can often identify forward-looking statements by words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," "target," "ongoing," "plan," "potential," "predict," "project," "should," "will" or "would," or the negative of these terms or other terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors, such as the impact of widespread health emergencies, such as COVID 19 and respiratory syncytial virus, that may cause our results, activity levels, performance or achievements to be materially different from the information expressed or implied by the forward-looking statements. Forward-looking statements may include, among other things, statements relating to: our ability to achieve or sustain profitability in the future; our ability to raise additional capital to fund our existing commercial operations, develop and commercialize new products and expand our operations; our ability to commercialize our products in development and to develop and commercialize additional products through our research and development efforts, and if we fail to do so we may be unable to compete effectively; our ability to generate sufficient revenue from the commercialization of our products to achieve and sustain profitability; our ability to comply with extensive government regulation and oversight both in the United States and abroad; our ability to maintain and expand our network of third-party independent sales agencies and distributors to market and distribute our products; and our ability to protect our intellectual property rights or if we are accused of infringing on the intellectual property rights of others; We cannot assure you that forward-looking statements will prove to be accurate, and you are encouraged not to place undue reliance on forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations expressed or implied by the forward-looking statements. You are urged to carefully review and consider the various disclosures made by us in our quarterly report, in our Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") on March 1, 2023, and in other reports filed with the SEC that discuss the risks and factors that may affect our business. Other than as required by law, we undertake no obligation to update or revise any forward-looking statements to reflect new information, events or circumstances occurring after the date of this quarterly report. Use of Non-GAAP Financial Measures This press release includes certain non-GAAP financial measures such as adjusted diluted earnings (loss) per share and Adjusted EBITDA, which differ from financial measures calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). Adjusted earnings (loss) per share in this press release represents diluted earnings (loss) per share on a GAAP basis, plus the accreted interest attributable to acquisition installment payables, the fair value adjustment of contingent consideration, trademark impairment, acquisition related costs, non-recurring Pega conversion fees, and minimum purchase commitment costs. The fair value adjustment of contingent consideration is associated with our estimates of the value of earn-outs in connection with certain acquisitions and the non-recurring Pega conversion fees are related to our response to a previously disclosed SEC review. We believe that providing the non-GAAP diluted earnings (loss) per share excluding these expenses, as well as the GAAP measures, assists our investors because such expenses are not reflective of our ongoing operating results. Adjustefd EBITDA in this release represents net loss, plus interest expense, net plus other expense, provision for income taxes (benefit), depreciation and amortization, stock- based compensation expense, fair value adjustment of contingent consideration, acquisition related costs, nonrecurring conversion fees, trademark impairment and the cost of minimum purchase commitments. The Company believes the non-GAAP measures provided in this earnings release enable it to further and more consistently analyze the period-to-period financial performance of its core business operating performance. Management uses these metrics as a measure of the Company’s operating performance and for planning purposes, including financial projections. The Company believes these measures are useful to investors as supplemental information because they are frequently used by analysts, investors and other interested parties to evaluate companies in its industry. Adjusted EBITDA is a non-GAAP financial measure and should not be considered as an alternative to, or superior to, net income or loss as a measure of financial performance or cash flows from operations as a measure of liquidity, or any other performance measure derived in accordance with GAAP, and it should not be construed to imply that the Company’s future results will be unaffected by unusual or non-recurring items. In addition, the measure is not intended to be a measure of free cash flow for management’s discretionary use, as it does not reflect certain cash requirements such as debt service requirements, capital expenditures and other cash costs that may recur in the future. Adjusted EBITDA contains certain other limitations, including the failure to reflect our cash expenditures, cash requirements for working capital needs and other potential cash requirements. In evaluating these non-GAAP measures, you should be aware that in the future the Company may incur expenses that are the same or similar to some of the adjustments in this presentation. The Company’s presentation of non-GAAP diluted earnings (loss) per share or Adjusted EBITDA should not be construed to imply that its future results will be unaffected by any such adjustments. Management compensates for these limitations by primarily relying on the Company’s GAAP results in addition to using these adjusted measures on a supplemental basis. The Company’s definition of these measures is not necessarily comparable to other similarly titled captions of other companies due to different methods of calculation. The schedules below contain reconciliations of reported GAAP diluted earnings (loss) per share to non-GAAP diluted earnings (loss) and net loss to non-GAAP Adjusted EBITDA.

32 0 2 3 / / pediatric patients treated since inception + 692,000 OrthoPediatrics was founded on the cause of impacting the lives of children with orthopedic conditions 1 1 Includes patients treated by MD Orthopaedics (MDO) as well as Pega Medical since inception

01 Children’s unique clinical conditions Existing solutions are re-purposed from adult implants Limited development of new technologies No specialized sales force in Pediatric Orthopedics Limited industry support of clinical education 02 03 04 05 42 0 2 3 / / Historical Challenges of Pediatric Orthopedics Re-Purposed Adult Plate Screws through growth plate

01 **Product development focused** exclusively on pediatric patients

02 **Broadest pediatric specific portfolio** in the industry

03 Delivering first in market **novel surgical solutions**

04 Only global **commercial channel to market**

05 Leading provider of surgeon **clinical education**

OrthoPediatrics **Solution**

PediLoc Femur

Screws parallel to growth plate



- Enhance surgeon confidence
- Increase surgical efficiency
- Improve surgical accuracy

2023 // Investor Presentation

OrthoPediatrics 5

62 0 2 3 / / Total Addressable Market – $3.9B Competitive Dynamics $609M Surgical Implants $334M Scoliosis Fusion $75M Scoliosis Non-Fusion $303M Specialty Bracing $249M Sports Medicine $162M Smart Implants Large incumbents repurpose adult implants Require specialized sales force Lack of focus on pediatric conditions 01 02 03 U.S. Addressable Market1 — $1.7B 2 0 2 3 / / 1 Management’s March 2023 updates to IMS data from 2016

Only Focused Pediatric Orthopedic Company

Innovative Technology

53 unique pediatric systems

Consistent **cadence** of innovative product launches

Expanding suite of **enabling** technologies

Internal **R&D**, acquisitions, and partnerships

Commercial Execution

Only global sales & distribution channel

Serve **100% of top children's hospitals** in the U.S.

~200 domestic field representatives

Sell in **over 70** countries around the world

Clinical Education

Commitment to clinical education

Leading **sponsor** of critical pediatric medical societies

>300 clinical product/education events per year

Founder of Foundation of Advancing Pediatric Orthopedics

Consistent 20%+ Growth

Since Inception[1]

2023 // Investor Presentation

OrthoPediatrics 7

[1] Excluding COVID-impacted 2020

82 0 2 3 / / Strategic Pillars 02 Provide a broad product portfolio uniquely designed to treat children, surround pediatric orthopedic surgeons covering their needs 04 Expand addressable market through aggressive investment in R&D and select M&A opportunities 05 Train next generation of pediatric orthopedic surgeons 03 Deploy instrument sets and provide unparalleled sales support 01 Laser focus on high-volume Children’s Hospitals that treat majority of pediatric patients

92 0 2 3 / / Comments ~1,520 Fellowship Trained Pediatric Surgeons Majority of Pediatric Centers are Teaching Hospitals Centers Treat Most Complex Pediatric Conditions 01 02 03 $378M Surgical Implants $207M Scoliosis Fusion $68M Scoliosis Non-Fusion $197M Specialty Bracing $82M Sports Medicine 300 U.S. Pediatric Centers conduct ~62% of T&D and Scoliosis procedures U.S. Current Target Market1 — $0.9B 01 Focus on High-Vol Children’s Hospitals Current Target Market – $2.1B 2 0 2 3 / / 1 Management’s March 2023 updates to IMS data from 2016

102 0 2 3 / / Pre-IPO Transitioned from Early Entry to Clinically Significant Cannulated Screws Response 5.5/6.0mm Fusion System PediPlate Physeal Tethering Hip Systems LCB / LPF ACL System BandLoc 5.5/6.0mm Banding Clavicle Plating System PediFlexPediLoc Femur PediLoc Tibia PediFragLocking Proximal Femur LPF Plate Distal Femoral Osteotomy System DFOS PAOSpica Table 02 Broad Product Portfolio 2008 2009 PediNail System 2012 2013 2014 2015 2016 2017

112 0 2 3 / / Accelerating Sales Growth Post-IPO Through Strategic Investment and Innovation $37.3 $45.6 $57.6 $72.6 $71.1 $98.0 $122.3 2016 2017 2018 2019 2020 2021 2022 Total Revenue ($M) 2016 2022 CAGR U.S. Independent Sales Consultants 90 197 14% Instrument Set Deployments $7M $20M 20% Unique Pediatric Systems 17 46 18% Intl. Independent Sales Agencies 0 14 Fav Increase Hospital PenetrationAccelerate Revenue Growth Improve Profitability Leverage Balance Sheet +21.9% CAGR 03 Expand Instr. Sets & Sales Personnel 1 1 Impacted by COVID

04 Expand Market with R&D

Post-IPO moved from **Clinically Significant to Disruptive**


FireFly Patient Specific Navigation Guides
Wrist Fusion Plates
PNP Pediatric Nailing Platform
Orthex External Fixation Systems
PediFoot System
ApiFix Non-Fusion
7D Intraoperative Navigation Enabling Technology
MD Ortho Ponseti™ Specialty Clubfoot Bracing
Drive Rail External Fixation System
MDO Move Brace
RESPONSE Power System
MP+ Bar
2017
2018
2019
2020
2021
2022
2023
DFOS Distal Femoral Osteotomy System
MPFL System
Response 4.5/5.0mm Fusion System
QuickPack System
Mini Rail System
SCFE System
Neuromuscular Scoliosis System
PediFlex™ Advanced Interlock Clamp System
Pega FD Telescopic IM Nail System
Scoliosis Cannulated Screw System
GIRO System Developed by Pega
DF2 Brace
PNP TIBIA System

2023 // Investor Presentation
OrthoPediatrics®
12

132 0 2 3 / / Strategic Acquisitions & Partnerships Partnership Acquisition 202020192017 2022 04 Expand Market with M&A 2021 2023

142 0 2 3 / / PLAYBOOK Workflow & Care Optimization for the OR DIGITAL WORK INSTRUCTIONS define best practices for each user’s role throughout the entire surgical procedure DATA ANALYTICS Surgical Debrief provides real-time PERFORMANCE VISUALIZATION metrics INTERACTIVE LIVE SURGERY VIEW for remote support, education and training DYNAMIC PRE-OP PLANNING offers coordination and communication across CPD, Rep and Care Team REAL-TIME SURGEON PREF CARD UPDATES with notifications to drive accountability for changes QUALITY CHECKLISTS are initiated based on surgery phase and step completion Better care requires improved planning, communication & support to deliver reproducible outcomes 04 Expand Market with M&A Acquired Innovative Technologies

04 Expand Market with M&A

Acquired Innovative Technologies

MD Orthopaedics

- Develops, manufactures and sells the patented Mitchell Ponseti Ankle-Foot Orthosis (AFO) to treat clubfoot
- Dr. Ignacio Ponseti developed the gold standard for treating clubfoot which has >90% success rate
- Casting is used from 0-3mos then bracing from 3mos–4 years. Requires multiple sizes as child grows creating repeat revenue.
- Products sold in 90 countries including e-commerce platform direct to consumers
- Approximately 80% of a pediatric surgeon's treatment time is non-surgical
- Creates a profitable platform business for OP to develop and manufacture best-in-class specialty bracing with speed to market (class 1 device) as well as no consignment inventory required to grow the business

Terms:

- Closed April 1, 2022
- $8.2M cash, $8.9M shares, $2.5M RSA



MD
orthopaedics
Standard AFO
PLANTAR FLEXION STOP
4 PONSETI® AFO SOLUTIONS
TOE STILT
PLANTAR FLEXION STOP / TOE STILT



Ponseti

2023 // Investor Presentation
OrthoPediatrics® 15

162 0 2 3 / / Terms: • Closed July 5, 2022 • $31M cash, $2M stock Pega Medical • Developed the Fassier-Duval Telescopic Intramedullary Nail System (FD Nail) • FD Nail is cutting-edge implant designed to treat bone deformities in children with Osteogenesis Imperfecta without disrupting their normal growth • Pega offers 7 products in total, 6 of which focus on limb deformity correction, and 1 trauma • Products sold in 70 countries • Approximately 35,000 children suffer from Osteogenesis Imperfecta in the U.S. Acquired Innovative Technologies04 Expand Market with M&A

04 Expand Market with M&A

Acquired Innovative Technologies

Orthex

- Disruptive software complements ex-fix frame
- Expands addressable market
- Serve 85% of procedures, up from 65%
- Significantly simplifies surgical planning and alignment
- Enables participation in most complex surgeries



ApiFix

- Disruptive non-fusion technology
- Viable alternative to failed bracing & spinal fusion
- Posterior, minimally invasive approach
- Motion preserving capabilities
- Granted FDA HDE approval



- ✓ Acquired software-based and non-fusion technologies
- ✓ Significant sales synergies with legacy portfolio
- ✓ Expands critical KOL network
- ✓ Provides surgeons broadest product portfolio



2023 // Investor Presentation

OrthoPediatrics® 17

04 Expand Market with M&A

Enabling Technology Partnerships

FIREFLY® Pedicle Screw Navigation Guides

FireFly S2/Alar







Unique patient specific 3D printed bone models and drill guides, can be used with any Spinal Deformity Correction system.

- 99.7% screw placement accuracy
- Preoperative concierge surgical planning drives intraoperative efficiency
- Minimal intraoperative radiation
- Simplifies S2AI approach

7D Surgical
Intraoperative Navigation





- **Eliminates Radiation** exposure to staff & patients
- **Cuts Registration** from 30 min to < 30 sec
- **Improves Accuracy** to improve surgical outcomes
- **Reduces Costs** & improve hospital economic value

2023 // Investor Presentation

OrthoPediatrics® 18

192 0 2 3 / / 7D Real World Experience Chris Comstock, MD & Eric Wait, MD Driscoll Children’s Hospital First Pediatric Deformity Installation in US I have noticed we are seeing shorter stays for our patients with complex spinal surgeries since we have started using the 7D technology. It used to be children would stay 3-5 days at Driscoll following surgery. Now what we are seeing is most of them are going home after 3 days. And that is better for kids and their families What we are seeing with this technology is surgeries which might have taken up to 5-6 hours are often being reduced to 3.5 hours Dr. Eric Wait Driscoll Children’s Hospital 04 Expand Market with M&A

05 Train Next-Gen Surgeons

Physician Education and Awareness

> **"As a surgeon educator, I have always appreciated and valued OrthoPediatrics' commitment to education.**
>
> **Ryan Goodwin, MD, MBA, FAOA**
> **The Cleveland Clinic"**



01 OP Hands-on sales training and support

- Annually invests 3% of sales on clinical education
- Conducts >300 product/training sessions per year

02 Market development

- Fosters early relationships with young surgeons and fellows to drive sustainable growth

03 Continuous education

- Major Sponsor of the prominent pediatric orthopedic societies

POSNA — Pediatric Orthopaedic Society of North America | EPOS — European Paediatric Orthopaedic Society | IPOS | SLAOTI

2023 // Investor Presentation

OrthoPediatrics 20

Catalysts & Pipeline

T&D

- Expanding intramedullary nailing portfolio
- Expanding of external fixation portfolio
- Expanding specialty bracing portfolio
- Solutions for rare bone disease

Scoliosis

- Advancing non-fusion treatment
- Early-onset scoliosis innovations
- Innovation in highly-complex fusion
  - Manual growing, rib based, etc.

Enabling Technologies

- Orthex surgical software
- Firefly patient-specific planning/guides
- 7D spinal interoperative navigation
- PediPortal app
- Medtech Concepts – Acquired May 1, 2023



2023 // Investor Presentation

OrthoPediatrics® 21

222 0 2 3 / / Trauma & Deformity +17% CAGR 14 36 2016 2022 $26.8 $85.1 2016 2022 Pediatric Systems Revenue +21% CAGR Scoliosis >2X Growth 3 8 2016 2022 $9.3 $33.4 2016 2022 Pediatric Systems Revenue >3.6X Growth 2022 Revenue by Product Family Trauma & Deformity Scoliosis Sports Medicine70% of Revenue 27% of Revenue 53 Differentiated Pediatric Systems Driving Growth

232 0 2 3 / / $0.6 $3.0 $7.1 $10.2 $16.1 $19.6 $23.7 $31.0 $37.3 $45.6 $57.6 $72.6 $71.1 $98.0 $122.3 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Strong History of Y/Y Growth ($M) 400% 137% 44% 58% 22% 21% 31% 20% 22% 26% 26% -2% 38% U.S. International 1 25% 1 Impacted by COVID $149.5 22% 2 2 Represents midpoint of the Company’s 2023 revenue guidance range of $148 to $151 million 2023 Revenue Guidance

Category Revenue Summary


Revenue ($ in Millions)
$140
$120
$100
$80
$60
$40
$20
$0
$0.8
$3.6
$19.3
$1.1
$7.4
$22.5
$1.1
$9.4
$26.8
$1.2
$11.6
$32.8
$1.2
$16.7
$39.7
$1.7
$21.5
$49.4
$2.7
$20.7
$47.7
$4.2
$28.0
$65.8
$3.8
$33.4
$85.1
$1.1
$7.1
$23.4
$1.2
$10.9
$27.5
$0.9
$10.3
$28.8
2014
2015
2016
2017
2018
2019
2020
2021
2022
1Q23
2Q23
3Q23
Trauma & Deformity
Scoliosis
Sports Medicine/Other

2023 // Investor Presentation

OrthoPediatrics® 24

252 0 2 3 / / Seasonality Drives Stronger Performance in Summer Months and Holiday Periods 21% 26% 27% 25% 20% 25% 29% 26% 23% 19% 31% 27% 22% 27% 26% 25% 19% 27% 29% 25% 21% 26% 27% 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q Re ve nu e as % o f T ot al Y ea r 2018 2019 2020 2021 2022 Revenue Seasonality 2023 1 Based on the midpoint of the Company’s 2023 revenue guidance range of $148 to $151 million 1

262 0 2 3 / / ($ in Millions) FY 2020 FY 2021 FY2022 Revenue $71.1 $98.0 $122.3 Growth % (2%) 38% 25% Gross profit $55.0 $73.4 $90.7 Margin % 77% 75% 74% Operating expenses $81.8 $91.4 $116.1 Operating loss ($26.8) ($18.0) ($25.4) Net (loss) income ($32.9) ($16.2) $1.3 EPS diluted ($1.82) ($0.84) $0.06 3Q 2023 3Q 2022 $40.0 $35.0 14% 39% $31.0 $25.9 77% 74% $35.5 $32.9 ($4.5) ($7.0) ($4.6) $18.5 ($0.20) $0.87 Income Statement Summary

272 0 2 3 / / Revenue By Geography and Product Category Three Months Ended September 30, Product Sales by geography 2023 2022 U.S. $29.4 $26.5 International $10.6 $8.4 Total Revenue $40.0 $35.0 Three Months Ended September 30, Product Sales by category 2023 2022 Trauma and deformity $28.8 $23.9 Scoliosis $10.3 $10.0 Sports medicine/other $0.9 $1.1 Total Revenue $40.0 $35.0 ($ in Millions)

282 0 2 3 / / Adjusted EBITDA Reconciliation Three Months Ended September 30, 2023 2022 Net (loss) income ($4.6) $18.5 Interest expense, net 0.0 0.7 Other (income) expense (0.8) 0.9 Provision for income taxes (benefit) 0.8 (4.1) Depreciation and amortization 4.3 3.3 Stock-based compensation 2.4 1.8 Trademark impairment 1.0 3.6 Fair value adjustment of contingent consideration - (23.0) Acquisition related costs 0.0 0.1 Nonrecurring Pega conversion fees - - Minimum purchase commitment cost 0.5 0.1 Adjusted EBITDA $3.6 $1.9 ($ in Millions) Nine Months Ended September 30, 2023 2022 ($14.3) $9.1 0.1 2.5 (1.4) 1.7 (0.1) (4.9) 12.2 9.6 7.8 5.1 1.0 3.6 (3.0) (25.5) 0.2 0.8 0.3 - 1.0 0.4 $3.8 $2.5

292 0 2 3 / / Adjusted EPS Reconciliation Three Months Ended September 30, 2023 2022 (Loss) income per share, diluted (GAAP) ($0.20) $0.87 Accretion of interest attributable to acquisition installment payable 0.01 0.02 Fair value adjustment of contingent consideration - (1.12) Trademark impairment 0.04 0.18 Acquisition related costs - - Nonrecurring Pega conversion fees - - Minimum purchase commitment cost 0.02 - Adjusted loss per share, diluted (non-GAAP) ($0.13) ($0.05) Nine Months Ended September 30, 2023 2022 ($0.63) $0.43 0.05 0.09 (0.13) (1.24) 0.04 0.18 0.01 0.04 0.01 - 0.05 0.02 ($0.60) ($0.48)

302 0 2 3 / / Balance Sheet Assets Cash & short-term investments 84.0 Account receivable 37.7 Inventory (net) 100.5 Other current assets 4.0 Total Current Assets 226.2 PP&E (net) 40.2 Intangibles and goodwill 166.0 Total Assets 432.4 Liabilities Accounts payable 22.6 Debt 0.8 Accrued comp. & other liab. 21.3 Acquisition pay. & cont. consideration 13.4 Paid-in capital 577.6 Accumulated deficit (net) (191.1) Accumulated other comprehensive loss (12.2) Total Liabilities / Equity 432.4 ($ in Millions) As of September 30, 2023

312 0 2 3 / / 2023 Guidance - $Mil FY2023 Revenue $148.0 to $151.0 Adjusted EBITDA $4.0 to $5.0 FY2023 2023 Total Revenue Growth % 21% to 23% Set Deployment ~$23 Assumptions Full Year 2023 Guidance

322 0 2 3 / / Investment Summary Only diversified company focused exclusively on pediatric orthopedics Large, underpenetrated market opportunity in pediatrics Highly concentrated customer base with targeted commercial strategy Broad product portfolio with innovative solutions Only provider committed to pediatric clinical education Dynamic, award-winning corporate culture Proven commercial execution and attractive financial profile 01 04 02 05 03 06 07

2850 Frontier Drive  Warsaw, IN 465852 ph: 574.268.6379 or 877.268.6339 fax: 574.268.6302 www.OrthoPediatrics.com2 0 2 3 / /